UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        September 7, 2005
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                      Cherokee International Corporation
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            (Exact name of registrant as specified in its charter)

Delaware                          000-50593                    95-4745032
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 (State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                    Identification No.)

     2841 Dow Avenue, Tustin, California                  92780
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  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (714) 544-6665
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                                Not Applicable
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers.

On September 7, 2005, Van Holland informed Cherokee International Corporation (the "Company") that he will resign as Vice President of Finance, Chief Financial Officer and Secretary of the Company, effective as of September 23, 2005. A copy of the Company's press release announcing Mr. Holland's resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

         99.1     Press Release dated September 13, 2005.


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                                   Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHEROKEE INTERNATIONAL
                                        CORPORATION


Date: September 13, 2005                By: /s/ Jeffrey Frank
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                                            Name:  Jeffrey Frank
                                            Title: President and Chief
                                                   Executive Officer